Acquisition Of Aeronetworks LLC (Schedule Of Fair Value Of Assets And Liabilities Acquired) (Details) (Aeronetworks LLC, USD $)	May 28, 2013
Aeronetworks LLC
Fair Values of assets and liabilities of Aero:
Cash and cash equivalents	$ 9,696
Loan receivable	23,620
Property and equipment	1,245
Goodwill	1,352,212
Accounts payables	34,001
Loans payable	20,988
Due to related parties	32,019
Total purchase price	$ 1,299,765